Exhibit 10.1

[PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.]

AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT

This Amendment to Commercial Supply Agreement (“Amendment”) dated as of January 31, 2019 (“Amendment Effective Date”) between BioMimetic Therapeutics, LLC (“Sponsor”), a Delaware limited liability company and FUJIFILM Diosynth Biotechnologies U.S.A., Inc., a Delaware corporation (“Fujifilm”) (each a “Party”, collectively, the “Parties”).

WHEREAS, Sponsor and Fujifilm entered into a Commercial Supply Agreement dated as of March 29, 2016 that was or may be subsequently amended with change orders (as amended, “Supply Agreement”), pursuant to which Fujifilm agreed to supply Drug Substance to Sponsor under the terms and conditions of the Supply Agreement; and

WHEREAS, Sponsor and Fujifilm now desire to amend the Supply Agreement to extend the term of the Supply Agreement, [***] and as further provided herein.

Now, therefore, in consideration of the above statements, which form part of this Amendment, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

1. Amendment to Section 4a) Section 4a) of the Supply Agreement is hereby amended by deleting the first four (4) sentences of said Section 4a) and substituting the following in lieu thereof:

Fujifilm shall establish and carry a mutually agreed Safety Stock of Intermediate. There will be no annual or other minimum Safety Stock of Intermediate required under this Agreement.

2. Amendment to Section 4b). Section 4b) of the Supply Agreement is hereby amended by deleting said Section 4b) in its entirety and substituting the following in lieu thereof:

b) Minimum and Maximum Annual Orders. The Minimum Order Quantity, Minimum Annual Order and Maximum Annual Order during a calendar year are as follows:

I. The Minimum Order Quantity shall be [***]
II. The Minimum Annual Order shall be [***]
III. The Maximum Annual Order shall be [***]

3. Amendment to Section 24a). Section 24a) of the Supply Agreement is hereby amended by deleting the first sentence of said Section 24a) and substituting the following in lieu thereof:

This Agreement shall commence as of the Effective Date and shall remain in force until March 29, 2026 (“Initial Term”), unless sooner terminated pursuant to Sections 17(a), 17(b) or 24(b).

CONFIDENTIAL
[***] Indicates portions of this exhibit that have been excluded because the information is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

4. Amendment to Attachment 1 Table 1. Attachment 1 Table 1 of the Supply Agreement is hereby amended by deleting “A. [***]” in the first column of said Table 1 and substituting the following in lieu thereof: “A. [***]”.

5. Engineering Runs. Notwithstanding Section 4c) or any other provision of the Supply Agreement, the Parties acknowledge that Sponsor has cancelled the [***] and as such, Fujifilm shall no longer plan to perform such manufacture and Sponsor shall have no obligation to pay Fujifilm for such [***].

6. Payments by Sponsor. In consideration of the execution of this Amendment by Fujifilm, in addition to other amounts payable by Sponsor under the Supply Agreement, Sponsor agrees to pay to Fujifilm a one-off Partnership Fee in the amount of [***] payable as follows:

(a) [***] payable on [***]; and

(b) [***] payable on [***].

7. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed thereto in the Supply Agreement.

8. Ratification. All other terms of the Supply Agreement remain in full force and effect and, as amended hereby, the Supply Agreement is hereby ratified and confirmed in all respects.

9. Further Assurances. The Parties each agree to execute such other and further instruments and documents as may be necessary or proper in order to complete the transactions contemplated by this Amendment.

10. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page to Follow]

CONFIDENTIAL
[***] Indicates portions of this exhibit that have been excluded because the information is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

The parties have executed this Amendment to be effective as of the Amendment Effective Date.

BioMimetic Therapeutics, LLC	FUJIFILM Diosynth Biotechnologies U.S.A., Inc.

By: /s/ Lance Berry	By: /s/ A. Ferry

Name: Lance Berry	Name: A. Ferry

Title: EVP, CFOO	Title: C.B.O.

Date: 1/31/19	Date: 31 Jan. 19

CONFIDENTIAL
[***] Indicates portions of this exhibit that have been excluded because the information is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.
3